UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation for Named Executive Officers

On March 8, 2021, the Board of Directors (the “Board”) of Revolve Group, Inc. (the “Company”) approved the following for the Company’s named executive officers: 2020 year-end bonuses, 2021 base salaries and 2021 bonus targets and applicable performance targets pursuant to the Company’s Executive Incentive Compensation Plan, as summarized in the table below and effective as of March 8, 2021.

	2020 Bonus	2021 Base Salary	2021 Target Bonus
Mike Karanikolas, Co-Chief Executive Officer	$155,000	$ 450,000	$ —
Michael Mente, Co-Chief Executive Officer	155,000	450,000	—
David Pujades, Chief Operating Officer	267,884	490,000	196,000
Jesse Timmermans, Chief Financial Officer	216,600	450,000	200,000

The 2021 bonuses will be paid 50% in cash and 50% through the vesting of restricted stock units awarded on March 8, 2021 under the Company’s 2019 Equity Incentive Plan, subject to achievement of certain performance targets and the recipient’s continued service with the Company through the date of determination.

As previously disclosed, the Board approved a voluntary reduction to each named executive officer’s annual base salary for a portion of 2020 as part of the Company’s response to the COVID-19 pandemic. The reductions ranged from 50% to 99% of the annual base salaries and were in effect from April 12, 2020 through August 15, 2020. Following the Board’s review of the Company’s financial condition, each named executive officer’s 2020 year-end bonus also includes a one-time discretionary bonus in an amount that approximates the amount by which such named executive officer’s annual base salary was reduced in 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVOLVE GROUP, INC.

Date: March 12, 2021	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer

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